Trade and other receivables - Movement in the provision for impairment of trade receivables (Details) - Accumulated impairment [member] - Trade receivables - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Movements on the provisions for impairment of trade receivables
At January 1,	$ 10	$ 3
Provision for receivables impairment	3	7
Receivables written off during the year as uncollectible.	(1)
Net remeasurement of loss allowance.	3
Exchange	(1)
At December 31,	$ 10	$ 10